EXHIBIT 99
================================================================================
Ocwen Asset Investment Corp.
1675 Palm Beach Lakes Boulevard
West Palm Beach, FL 33401
NASDAQ Symbol: OAIC
================================================================================

NEWS RELEASE: IMMEDIATE                                         JANUARY 26, 1998

OCWEN ASSET INVESTMENT CORP. REPORTS QUARTERLY RESULTS

Ocwen Asset Investment Corp. ("OAIC") today reported funds from operations of $0.28 per share for the quarter ended December 31, 1997 as compared to $0.22 per share for the prior quarter. OAIC's funds from operations for the period from its inception in May 1997 to December 31, 1997 ("Short Period") were $11.97 million or $0.61 per share. Net income for the quarter ending December 31, 1997 was $5.38 million as compared to $4.35 million for the prior quarter. OAIC's net income for the Short Period was $11.79 million or $0.60 per share. All per share amounts are based on diluted weighted average common shares outstanding. Christine A. Reich, President of OAIC stated, "We are pleased with our financial results for the first seven and one-half months of operations and that we have closed transactions totaling $279.8 million while having maintained our disciplined approach to investing. We continue to expect that during 1998 OAIC will fully leverage and invest the proceeds from its initial public offering."

QUARTERLY RESULTS AT A GLANCE:
For the quarters ended December 31 and September 30, 1997 (dollars in thousands, except per share data):

                                           December 31, 1997             September 30, 1997
                                      ---------------------------     ------------------------
                                        Amount      Per Share (1)      Amount    Per Share (1)
                                      ----------    -------------     --------   -------------
    Operating Results:
    Total Income                        $  6,894                      $ 5,579
    Expenses                               1,513                        1,229
    Net Income                             5,381      $  0.28           4,350      $   0.22
    Funds From Operations                  5,536      $  0.28           4,372      $   0.22
    Dividend                                          $  0.39                      $   0.24


    Summary of Financial Position:

    Cash & Cash Equivalents             $ 48,677                      138,473
    Securities Available for sale        146,027                       89,521
    Loan Portfolio, net                   15,831                        3,773
    Discount Loans, net                   26,979                       25,184
    Investment in Real Estate, net        45,430                       26,264
    Total Shareholders' Equity           271,258                      285,202

(1) Per share amounts are based on diluted weighted average common shares outstanding.

Annualized yields for the quarter ended December 31, 1997 were 5.41% for repurchase agreements and interest bearing deposits, 11.25% for securities available for sale, 13.52% for discount loans and 11.76% for loans. The overall annualized portfolio yield for the quarter was 9.05%. The yield on securities available for sale declined from the previous quarter due to declining market interest rates and a resulting increase in prepayments on fixed rate mortgages securing certain of OAIC's securities portfolio. As a result of these factors, stockholders' equity includes a $7.3 million charge relating to the fair value of securities available for sale at December 31, 1997.

Included in net operating income from real estate investments are revenues of $890,000 resulting from a buyout of a lease by a tenant in connection with OAIC's repositioning strategy for one of its office properties. In addition, as a result of the strengthening U.S. dollar, OAIC incurred a fourth quarter mark to market non-cash expense of $568,565 related to its ownership of Canadian mortgage loans with unpaid principal balances of $38.2 million Canadian dollars.


                             SUBSEQUENT TRANSACTIONS

On January 12, 1998, an $11.6 million mezzanine construction loan for a 160 unit apartment rental project was closed with $1.56 million of initial fundings. On January 23, 1998, OAIC purchased for $13.7 million, a 124,668 square foot office building located in San Francisco. Both transactions were previously disclosed commitments.

In order to match fund OAIC's asset base with anticipated borrowings and thereby immunize OAIC from changes in net interest income due to changes in 1-month LIBOR, on January 15, 1998, OAIC placed a 5 year, $100 million notional swap. The terms of the swap are as follows: OAIC pays a fixed rate of 5.75% on $100 million in exchange for 1-month LIBOR.

CERTAIN STATEMENTS CONTAINED HEREIN ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY REFERENCE TO A FUTURE PERIOD(S) OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH STATEMENTS DUE TO A VARIETY OF FACTORS, INCLUDING, BUT NOT LIMITED TO, CHANGES IN INTERNATIONAL, NATIONAL, REGIONAL OR LOCAL ECONOMIC ENVIRONMENTS, COMPETITIVE PRODUCTS AND PRICING, GOVERNMENT FISCAL AND MONETARY POLICIES, CHANGES IN PREVAILING INTEREST RATES, THE COURSE OF NEGOTIATIONS, THE FULFILLMENT OF CONTRACTUAL CONDITIONS, FACTORS INHERENT TO THE VALUATION AND PRICING OF RESIDUAL INTERESTS AND OTHER FACTORS GENERALLY UNDERSTOOD TO AFFECT THE REAL ESTATE ACQUISITION, MORTGAGE AND LEASING MARKETS AND SECURITY INVESTMENTS.

ATTACHED ARE THE CONSOLIDATED FINANCIAL STATEMENTS.

                          OCWEN ASSET INVESTMENT CORP.
                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                December 31, 1997


ASSETS
Cash and amounts due from depository institutions.............   $     331,047
Interest bearing deposits.....................................      48,346,076
Securities available for sale, at market value................     146,026,907
Loan portfolio, net...........................................      15,831,479
Discount loan portfolio, net..................................      26,978,888
Principal and interest receivable.............................       2,518,272
Investment in real estate, net................................      45,430,039
Deposits on pending asset acquisitions........................       1,000,000
Other assets..................................................       1,540,633
                                                                 -------------
                                                                 $ 288,003,341
                                                                 =============
LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Dividends and distributions payable...........................   $   7,458,750
Accrued expenses, payables and other liabilities..............       6,344,783
                                                                 -------------
                                                                    13,803,533
                                                                 -------------

Minority interest ............................................       2,941,541
                                                                 -------------

STOCKHOLDERS' EQUITY:
Preferred stock, $.01 par value; 25,000,000 shares authorized;
    0 shares issued and outstanding...........................              --
Common Stock, $.01 par value; 200,000,000 shares authorized;
    19,125,000 shares issued (18,965,000 shares outstanding)..         191,250
Additional paid-in capital....................................     283,496,750
Distributions in excess of earnings...........................      (2,107,331)
Unrealized loss on securities available for sale..............      (7,327,890)
Treasury stock at cost (160,000 shares).......................      (2,994,512)
                                                                 -------------
    Total stockholders' equity................................     271,258,267
                                                                 -------------
                                                                 $ 288,003,341
                                                                 =============


                          OCWEN ASSET INVESTMENT CORP.
                      CONSOLIDATED STATEMENT OF OPERATIONS


                                                             For the      For the Period
                                                           Three Months    May 19, 1997
                                                              Ended              to
                                                           December 31,    December 31,
                                                               1997            1997
                                                           ------------    ------------
Repurchase agreements and interest bearing deposits ....   $  1,388,089    $  5,538,946
Securities available for sale ..........................      2,865,553       6,362,909
Loans ..................................................        305,592         311,157
Discount loans .........................................        907,737       1,248,703
                                                           ------------    ------------
                                                              5,466,971      13,461,715
                                                           ------------    ------------

Operating income:
Real estate investments, net ...........................      1,424,390       1,481,633
Other ..................................................          2,870          12,665
                                                           ------------    ------------
                                                              1,427,260       1,494,298
                                                           ------------    ------------


Operating expenses:
Management fees.........................................        735,397       1,796,311
Due diligence expenses .................................         40,213         326,025
Foreign currency loss ..................................        568,565         568,565
Other ..................................................        159,604         464,164
                                                           ------------    ------------
                                                              1,503,779       3,155,065
                                                           ------------    ------------
Income before minority interest.........................      5,390,452      11,800,948
Minority interest in net income of operating partnership         (9,430)         (9,430)
                                                           ------------    ------------
Net Income..............................................   $  5,381,022    $ 11,791,518
                                                           ============    ============

Earnings per share:
    Basic...............................................   $       0.28    $       0.62
                                                           ============    ============
    Diluted.............................................   $       0.28    $       0.60
                                                           ============    ============

Weighted average common shares outstanding:
    Basic...............................................     19,085,000      19,108,789
                                                           ============    ============
    Diluted.............................................     19,477,532      19,564,770
                                                           ============    ============